Exhibit 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



SpaceDev,  Inc.
Poway,  CA


     We consent to the inclusion in this Registration Statement on Form SB-2 of SpaceDev, Inc. of our report dated February 10, 2005, relating to the consolidated financial statements of SpaceDev, Inc. for the years ended December 31, 2004 and 2003.





San  Diego,  California                 /s/  PKF
February  10,  2006                     Certified  Public  Accountants
                                        A  Professional  Corporation